UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
__________________

Date of Report (Date of earliest event reported)  November 8, 2004

Horizon Offshore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-16857 (Commission File Number)	76-0487309 (IRS Employer Identification No.)
2500 CityWest Boulevard, Suite 2200, Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On November 8, 2004, we entered into a Second Amendment to Consulting Agreement with Edward L. Moses to acknowledge and agree that Mr. Moses is entitled to receive a final payment of $20,100 in full and final satisfaction of his fee for services rendered under his consulting agreement, which terminated on September 30, 2004.

Item 2.02	Results of Operations and Financial Condition.

On November 9, 2004, we issued a press release announcing our earnings for the third quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

	10.1	Second Amendment to Consulting Agreement, dated November 8, 2004, by and between Horizon Offshore Contractors, Inc. and Edward L. Moses.

	99.1	Press release issued by Horizon Offshore, Inc., dated November 9, 2004.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.
By:	/s/ David W. Sharp
David W. Sharp Executive Vice President and Chief Financial Officer

Dated:    November 9, 2004